UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT

 PURSUANT TO SECTION 13 OR 15(d) OF
 THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 28, 2013

PHL VARIABLE INSURANCE COMPANY
(Exact name of registrant as specified in its charter)

Connecticut	333-20277	06-1045829
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

One American Row, Hartford, CT	06102-5056
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (860) 403-5000

NOT APPLICABLE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

Extensions to File with State Insurance Regulators

On June 28, 2013, PHL Variable Insurance Company (the “Company”) said it had received from the Connecticut Insurance Department, its domiciliary insurance regulator, an additional extension to August 1, 2013 for submission of its audited financial statements for the year ended December 31, 2012 prepared in accordance with Statements of Statutory Accounting Principles (“STAT”) and the filing of management’s report on internal control over financial reporting of the Company.  The Company has made requests for further extensions in the other jurisdictions in which the Company is authorized to conduct business.  The Company is not aware of the denial of any such request, except that it has been notified by a few jurisdictions that it may be subject to fines/penalties until such time as the 2012 audited STAT financial statements and management’s report on internal control over financial reporting of the Company are filed.  Most jurisdictions have not responded to the requests for extensions.  The Company intends to seek further extensions as required.

Update regarding 2012 Annual STAT Financial Statements

The Company has determined that the completion of its 2012 audited STAT financial statements is dependent on substantial completion of the restatement of prior period financial statements prepared in accordance with Generally Accepted Accounting Principles (“GAAP”) for both the Company and its indirect parent, The Phoenix Companies, Inc., the evaluation of internal control over financial reporting and the related audit processes, none of which is expected to be completed by August 1, 2013.  The situation remains fluid as additional issues are identified and resolved.

Therefore, the Company does not expect to file its 2012 audited STAT financial statements with the insurance regulators in the states in which it is authorized to conduct business within the timeframe afforded by the current extension granted by its domiciliary state.

The Company advises that its full year 2012 and first quarter 2013 unaudited STAT financial results filed with its domiciliary state insurance regulator can continue to be relied upon, but that situation can change.  The Company notes that there are errors arising from the restatement process and the STAT and GAAP audits that have been identified, some of which have been quantified while others have not yet been fully assessed and quantified.  These errors, along with additional errors that may be identified, could, individually or in the aggregate, materially and adversely impact the 2012 unaudited STAT financial results that have been made publicly available by the Company.  As a result, the 2012 audited STAT financial statements, when completed, could materially and adversely vary from the unaudited 2012 STAT financial results.

Unaudited STAT financial results for the third quarter of 2012, full year 2012, and the first quarter of 2013 were filed on time with state regulators.

Update of Restatement Timing

The Company said the restatement work continues to move forward and it intends to provide another update on the restatement within the next 60 days.

Cautionary Statement Regarding Forward-Looking Statements

The foregoing contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. We intend these forward-looking statements to be covered by the safe harbor provisions of the federal securities laws relating to forward-looking statements. These forward-looking statements include statements relating to, or representing management’s beliefs about, our future transactions, strategies, operations and financial results, including, without limitation, our expectation to provide information within anticipated timeframes and potential penalties that may result from failure to timely file statutory financial statements with state insurance regulators. Such forward-looking statements often contain words such as “will,” “anticipate,” “believe,” “plan,” “estimate,” “expect,” “intend,” “is targeting,” “may,” “should” and other similar words or expressions. Forward-looking statements are made based upon management’s current expectations and beliefs and are not guarantees of future performance. Our ability to provide updated information about the restatement in the anticipated timeframe, complete the restatement and resume a timely filing schedule with respect to our SEC filings reflecting the restatement is subject to a number of contingencies, including but not limited to, whether we continue to identify errors in our consolidated financial statements, whether existing systems and processes can be timely updated, supplemented or replaced, and the number and complexity of, and periods covered by, the reports that we will have to file with the SEC to reflect the restatement. Our actual business, financial condition or results of operations may differ materially from those suggested by forward-looking statements as a result of risks and uncertainties which include, among others, those risks and uncertainties described in any of our other filings with the SEC. Certain other factors which may impact our business, financial condition or results of operations or which may cause actual results to differ from such forward-looking statements are discussed or included in our reports filed with the SEC and are available on our website at www.phoenixwm.com under “Investor Relations”. You are urged to carefully consider all such factors. We do not undertake or plan to update or revise forward-looking statements to reflect actual results, changes in plans, assumptions, estimates or projections, or other circumstances occurring after the date of this Form 8-K, even if such results, changes or circumstances make it clear that any forward-looking information will not be realized. If we make any future public statements or disclosures which modify or impact any of the forward-looking statements contained in or accompanying this Form 8-K, such statements or disclosures will be deemed to modify or supersede such statements in this Form 8-K.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PHL VARIABLE INSURANCE COMPANY

Date: June 28, 2013	By:	/s/ Bonnie J. Malley
	Name:	Bonnie J. Malley
	Title:	Executive Vice President and Chief Financial Officer

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